                                 Exhibit 24-1

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

        That each person whose signature appears below constitutes and appoints Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 offering for sale to the public of 914,276 shares of Primark common stock ("Registration Statement") and any and all amendments (including post-effective amendments) to the Registration Statement (including any related registration statement filed under Rule 462), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I have executed this Power of Attorney this 20th day of May, 1996.


                                        /s/ Joseph E. Kasputys
                                        ----------------------

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

        That each person whose signature appears below constitutes and appoints Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 offering for sale to the public of 914,276 shares of Primark common stock ("Registration Statement") and any and all amendments (including post-effective amendments) to the Registration Statement (including any related registration statement filed under Rule 462), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I have executed this Power of Attorney this 20th day of May, 1996.


                                        /s/ Stephen H. Curran
                                        ---------------------

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

        That each person whose signature appears below constitutes and appoints Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 offering for sale to the public of 914,276 shares of Primark common stock ("Registration Statement") and any and all amendments (including post-effective amendments) to the Registration Statement (including any related registration statement filed under Rule 462), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I have executed this Power of Attorney this 21st day of May, 1996.


                                        /s/ Robert W. Stewart
                                        ---------------------

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

        That each person whose signature appears below constitutes and appoints Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 offering for sale to the public of 914,276 shares of Primark common stock ("Registration Statement") and any and all amendments (including post-effective amendments) to the Registration Statement (including any related registration statement filed under Rule 462), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I have executed this Power of Attorney this 20th day of May, 1996.


                                        /s/ Kevin J. Bradley
                                        --------------------

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

        That each person whose signature appears below constitutes and appoints Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 offering for sale to the public of 914,276 shares of Primark common stock ("Registration Statement") and any and all amendments (including post-effective amendments) to the Registration Statement (including any related registration statement filed under Rule 462), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I have executed this Power of Attorney this 20th day of May, 1996.


                                        /s/ John C. Holt
                                        ----------------

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

        That each person whose signature appears below constitutes and appoints Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 offering for sale to the public of 914,276 shares of Primark common stock ("Registration Statement") and any and all amendments (including post-effective amendments) to the Registration Statement (including any related registration statement filed under Rule 462), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I have executed this Power of Attorney this 22nd day of May, 1996.


                                        /s/ Steven Lazarus
                                        ------------------

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

        That each person whose signature appears below constitutes and appoints Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 offering for sale to the public of 914,276 shares of Primark common stock ("Registration Statement") and any and all amendments (including post-effective amendments) to the Registration Statement (including any related registration statement filed under Rule 462), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I have executed this Power of Attorney this 22nd day of May, 1996.


                                        /s/ Patricia G. McGinnis
                                        ------------------------

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

        That each person whose signature appears below constitutes and appoints Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 offering for sale to the public of 914,276 shares of Primark common stock ("Registration Statement") and any and all amendments (including post-effective amendments) to the Registration Statement (including any related registration statement filed under Rule 462), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I have executed this Power of Attorney this 21st day of May, 1996.


                                        /s/ Constance K. Weaver
                                        -----------------------

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

        That each person whose signature appears below constitutes and appoints Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 offering for sale to the public of 914,276 shares of Primark common stock ("Registration Statement") and any and all amendments (including post-effective amendments) to the Registration Statement (including any related registration statement filed under Rule 462), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I have executed this Power of Attorney this 22nd day of May, 1996.


                                        /s/ Michael R. Kargula
                                        ----------------------

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

        That each person whose signature appears below constitutes and appoints Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 offering for sale to the public of 914,276 shares of Primark common stock ("Registration Statement") and any and all amendments (including post-effective amendments) to the Registration Statement (including any related registration statement filed under Rule 462), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I have executed this Power of Attorney this 21st day of May, 1996.


                                        /s/ William J. Swift
                                        --------------------

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

        That each person whose signature appears below constitutes and appoints Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 offering for sale to the public of 914,276 shares of Primark common stock ("Registration Statement") and any and all amendments (including post-effective amendments) to the Registration Statement (including any related registration statement filed under Rule 462), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

I have executed this Power of Attorney this 20th day of May, 1996.


                                        /s/ Patrick G. Richmond
                                        -----------------------